                                                                       EX.21


                     ADVANCED TECHNOLOGY LABORATORIES, INC.
                     --------------------------------------
                             (Delaware Corporation)
                             ----------------------


                             PARENTS & SUBSIDIARIES

                                                                                         Jurisdiction of     Percentage of
        Registrant                                                                        Incorporation      Voting Control
        ----------                                                                        -------------      -------------
Advanced Technology Laboratories, Inc.................................................... Delaware

Subsidiaries included in the consolidated financial statements contained herein:

Advanced Technology Laboratories, Inc.................................................... Washington        100
  ATL Medizinische Gerate Service........................................................ Austria           100
  und Handelgesellschaft m.b.H...........................................................
  Advanced Technology Laboratories....................................................... Germany            98/2/
  (Deutschland) GmbH.....................................................................
  Advanced Technology Laboratories....................................................... England            99/1/
  United Kingdom - Limited...............................................................
  Advanced Technology Laboratories S.A.R.L............................................... France             99.9997/3/
   Interspec Sarl........................................................................ France            100
  Advanced Technology Laboratories AB.................................................... Sweden            100
  Advanced Technology Laboratories S.p.A................................................. Italy             100
  Advanced Technology Laboratories Singapore............................................. Singapore
  Private Limited........................................................................
  Advanced Technology Laboratories....................................................... Argentina          99/5/
  Argentina S.A..........................................................................
  Scientific Medical Systems............................................................. Delaware          100
  International, Inc.....................................................................
  WMRK Scientific East, Inc.............................................................. Delaware          100
  WMRK Scientific West, Inc.............................................................. Washington        100
  Indchem ATL Ltd........................................................................ India              40/4/
  ATL International, Inc................................................................. Washington        100
    Advanced Technology Laboratories..................................................... Australia          99.99/6/
    Australia Pty., Ltd..................................................................
    Advanced Technology Laboratories..................................................... Belgium            99/1/
    - Belgium N.V........................................................................
    Advanced Technology Laboratories..................................................... Netherlands       100
    Nederland B.V........................................................................
    Advanced Technology Laboratories..................................................... Canada            100
    Canada), Inc.........................................................................
  Atlantis Diagnostics International, Inc................................................ Washington        100
Interspec, Inc........................................................................... Pennsylvania      100
  Delspec, Inc. ......................................................................... Delaware          100
    Interspec U.K. Ltd................................................................... United Kingdom    100
    Interspec USVI, Inc.................................................................. St. Thomas USVI   100
    Interspec srl........................................................................ Italy             100
  Westinghouse Bahamas................................................................... Bahamas           100

/1/1% held by WMRK Scientific East, Inc.
/2/2% held by Scientific Medical Systems International, Inc.
/3/432,869 parts held by ATL (Washington)and 1 part owned by ATL International,
   Inc.
/4/60% held by Sanmar Electrotech Holdings Ltd. & five nominees
/5/1% held by ATL International, Inc.
/6/.01 held by Gregory John Brand

12/31/94